Exhibit 10.6

THIRD AMENDMENT TO LEASE

        THIS THIRD AMENDMENT TO LEASE (the "Amendment") is made as of the 26th day of May, 2005 (the "Execution Date") by and between FV OFFICE PARTNERS II, L.P., a Delaware limited partnership ("Landlord") and TRAFFIC.COM, INC., a Delaware corporation ("Tenant") f/n/a Mobility Technologies, Inc.

W I T N E S S E T H    T H A T:

        WHEREAS, Landlord leases certain premises at Chesterbrook Corporate Center® in the building located at 851 Duportail Road, Wayne, Pennsylvania (the "Building") to Tenant pursuant to that certain Lease dated June 14, 2000 as amended by a First Amendment to Lease dated April 30, 2001 (the "First Amendment") and by a Second Amendment to Lease dated November 15, 2004 (the "Second Amendment") [collectively, the "Lease"] consisting of approximately 30,838 rentable square feet (the "Existing Premises").

        WHEREAS, Landlord and Tenant have agreed to further modify the Lease as hereinafter set forth;

        NOW THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment, and intending to be legally bound, the parties hereto agree as follows:

          1.     Effective as of the Execution Date: (i) Landlord shall deliver to Tenant possession of additional premises (the "Additional Premises") containing approximately 3,714 rentable square feet as more particularly described on Exhibit "A"; (ii) the Tenant's Proportionate Share shall be increased from 74.402% to 83.362%; and (iii) for calculation and all other purposes of the Lease the Premises shall consist of the Existing Premises and the Additional Premises in the aggregate and the amount of rentable square feet in the Premises shall be deemed to be approximately 34,552. Landlord shall deliver possession of the Additional Premises to Tenant effective as of the Execution Date in its "AS-IS", "WHERE-IS" condition.

          2.     Effective as of the Execution Date Tenant shall not be obligated to pay any rent in connection with its use of the basement storage space designated as the Phase III Premises in the First Amendment.

          3.     Effective as of the Execution Date Tenant shall pay Fixed Rent for the Premises in accordance with the following schedule:

Time Period	Annual Fixed Rent	Monthly Fixed Rent
Execution Date—10/31/05*	$693,855.00	$57,821.25
11/1/05 - 12/31/05*	$716,983.50	$59,748.63
1/1/06 - 10/31/06	$803,334.00	$66,944.50
11/1/06 - 10/31/07	$829,248.00	$69,104.00
11/1/07 - 10/31/08	$855,162,00	$71,263.50
11/1/08 - 10/31/09	$881,076.00	$73,423.00
11/1/09 - 10/31/10	$906,990.00	$75,582.50

*
During the period from the Execution Date through December 31, 2005 the Tenant shall only be required to pay Tenant's share of Tenant Energy Costs in connection with the Additional Premises.

          4.     Landlord shall provide Tenant the sum of $74,280 as a tenant improvement allowance for the Additional Premises (the "Tenant Allowance"). The Tenant Allowance may be used only to reimburse Tenant for: (i) its "hard" construction costs and architectural, engineering and space planning costs incurred in connection with the improvement of the Additional Premises; and/or (ii) furniture, fixtures or equipment. Tenant's performance of all tenant improvement work in the Additional Premises ("TI Work") whether funded by the Tenant Allowance or otherwise shall be subject to Tenant's compliance with the terms and conditions of Article 9 of the Lease. Landlord shall provide construction management services in connection with all TI Work for which Landlord shall receive the construction management fee specified in Article 9. The construction management fee to be paid to Landlord shall be disbursed from the Tenant Allowance. Payments of the Tenant Allowance shall be made by Landlord to Tenant no more frequently than one per month upon presentation by Tenant to Landlord of invoices and/or other documentation in form reasonably satisfactory to Landlord evidencing Tenant's expenditure of the sum(s) for which Tenant is seeking reimbursement. Payments shall be made by Landlord within thirty (30) days of Landlord's receipt of such invoices and/or other documentation. All payments of the Tenant Allowance shall be subject to the precondition that Tenant is not then in default under the Lease. Paragraphs 7, 8 and 9 of the Second Amendment are hereby void and of no further force and effect.

          5.     The confession of judgment remedy comprising a portion of Article 21 of the Lease is hereby reconfirmed and restated as follows:

            (A)  WHEN THIS LEASE OR TENANT'S RIGHT OF POSSESSION SHALL BE TERMINATED BY COVENANT OR CONDITION BROKEN, OR FOR ANY OTHER REASON, EITHER DURING THE TERM OF THIS LEASE, AND ALSO WHEN AND AS SOON AS SUCH TERM SHALL HAVE EXPIRED OR BEEN TERMINATED, TENANT HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY COURT OF RECORD AS ATTORNEY FOR TENANT AND ANY PERSONS CLAIMING THROUGH OR UNDER TENANT TO CONFESS JUDGMENT IN EJECTMENT AGAINST TENANT AND ALL PERSONS CLAIMING THROUGH OR UNDER TENANT FOR THE RECOVERY BY LANDLORD OF POSSESSION OF THE PREMISES, FOR WHICH THIS LEASE SHALL BE SUFFICIENT WARRANT, WHEREUPON, IF LANDLORD SO DESIRES, A WRIT OF EXECUTION OR OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDINGS WHATSOEVER, AND PROVlDED THAT IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED THE SAME SHALL BE DETERMINED, CANCELED OR SUSPENDED AND POSSESSION OF THE PREMISES HEREBY DEMISED REMAIN IN OR BE RESTORED TO TENANT OR ANY PERSON CLAIMING THROUGH OR UNDER TENANT, LANDLORD SHALL HAVE THE RIGHT, UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON ANY SUBSEQUENT TERMINATION OR EXPIRATION OF THIS LEASE OR ANY RENEWAL OR EXTENSION HEREOF, OR OF TENANT'S RIGHT OF POSSESSION, AS HEREINBEFORE SET FORTH, TO CONFESS JUDGMENT IN EJECTMENT AS HEREINBEFORE SET FORTH ONE OR MORE ADDITIONAL TIMES TO RECOVER POSSESSION OF THE SAID PREMISES.

            (B)  IN ANY ACTION OF OR FOR EJECTMENT, IF LANDLORD SHALL FIRST CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY IT OR SOMEONE ACTING FOR IT SETTING FORTH THE FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGMENT, SUCH AFFIDAVIT SHALL BE CONCLUSIVE EVIDENCE OF SUCH FACTS; AND IF A TRUE COPY OF THIS LEASE (AND OF THE TRUTH OF THE COPY SUCH AFFIDAVIT SHALL BE SUFFICIENT EVIDENCE) BE FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. TENANT RELEASES TO LANDLORD, AND TO ANY AND ALL ATTORNEYS WHO MAY APPEAR FOR TENANT, ALL PROCEDURAL ERRORS IN ANY PROCEEDINGS TAKEN BY LANDLORD,

    WHETHER BY VIRTUE OF THE WARRANT OF ATTORNEY CONTAINED IN THIS LEASE OR NOT, AND ALL LIABILITY THEREFOR.

Tenant Please Initial Here	/s/ [ILLEGIBLE]

          6.     Tenant represents and warrants to Landlord that it has not employed, dealt with or negotiated with any broker or agent other than Fox Realty Co. and GVA Smith Mack in connection with this Amendment. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any and all demands, actions, loss, damage or liability, including, without limitation, reasonable attorneys fees, to which Landlord may now or hereafter become subject by reason of any claim for commission, fee or other compensation to any other broker or agent.

          7.     All capitalized terms in this Amendment not otherwise defined herein shall have the meaning set forth in the Lease. This Amendment may be signed in counterparts.

          8.     The individual signing below on behalf of the Tenant represents that he/she has the authority and power to bind the Tenant.

          9.     The submission by Landlord to Tenant of this Amendment shall have no binding force or effect, shall not constitute an option for the leasing of the Additional Premises nor confer any rights or impose any obligations upon either party until the execution thereof by Landlord and the delivery of an executed original copy thereof to Tenant.

          10.   All of the recitals set forth above are hereby ratified and confirmed by Landlord and Tenant and incorporated herein by reference.

          11.   In the event any of the terms of this Amendment are inconsistent with the terms of the Lease the terms of this Amendment shall take precedence.

          12.   All of the terms, conditions and provisions of the Lease are incorporated herein by reference as fully as though set forth in this Amendment. All exhibits referred to in this Amendment, if any, are attached thereto and incorporated herein by reference.

          13.   Landlord and Tenant hereby ratify and confirm the Lease, which, except as specifically modified herein, shall remain in full force and effect unmodified. In this regard Landlord specifically covenants and confirms that: (i) Article 37 (Option to Renew) remains in full force and effect; and (ii) Article 38 (Additional Space) remains in full force and effect and is applicable to all space in the Building.

        IN WITNESS WHEREOF, Landlord and Tenant have signed and delivered this Third Amendment to Lease the day and year first above written.

Landlord:		Tenant:
FV OFFICE PARTNERS II, L.P., a Delaware limited partnership		TRAFFIC.COM, INC., a Delaware corporation
By:	FVGP II, L.L.C., a Pennsylvania limited liability company, General Partner	By:	/s/ JOSEPH REED Authorized Signatory
By:	/s/ ROBERT G. LEE Robert G. Lee a Member

EXHIBIT "A"

PLAN OF ADDITIONAL PREMISES

[to be inserted]

ELEC
ELEC
WOMENS
MENS
OPEN

851 Duportail Road

Floor 2

Fox Realty Co.
955 Chesterbrook Blvd. Suite 120, Chesterbrook, PA 19087-5615

Prepared by PlanData Systems Corp
May 1, 2005

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